UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2011

CHINA MODERN AGRICULTURAL INFORMATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164488	27-2776002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. A09, Wuzhou Sun Town Limin Avenue, Limin Development District Harbin, Heilongjiang, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0451-84800733

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 USE OF CERTAIN TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the combined business of China Modern Agricultural Information, Inc., a Nevada corporation and its consolidated subsidiaries, Value Development Holding, Ltd., Value Development Group Ltd., Harbin Jiasheng Consulting Managerial Co., Ltd., and its variable interest entities, Heilongjiang Zhongxian Information Co., Ltd. and Heilongjiang Xinhua Cattle Industry Co., Ltd..

In addition, unless the context otherwise requires and for the purposes of this report only

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•	“Jiasheng Consulting” refers to Jiasheng Consulting Managerial Co., Ltd., a PRC company;

•	“Operating Company or Operating Companies” refers to Value Development Holding, Value Development Group, Jiasheng Consulting, and Zhongxian Information.
•	“PRC,” “China,” and “Chinese,” refer to the People’s Republic of China;

•	“Renminbi” and “RMB” refer to the legal currency of China;
•	“SEC” refers to the United States Securities and Exchange Commission;

•	“Securities Act” refers to the Securities Act of 1933, as amended;
•	“U.S. dollars,” “dollars” and “$” refer to the legal currency of the United States;

•	“Value Development Holding” refers to Value Development Holding Limited., a British Virgin Islands company;
•	“Value Development Group” refers to Value Development Group Limited, a Hong Kong company;

•	“Xinhua Cattle” refers to Heilongjiang Xinhua Cattle Industry Co., Ltd., a PRC company;
•	“Zhongxian Information” refers to Heilongjiang Zhongxian Information Co., Ltd., a PRC company;

Item 1.01 Entry into a Material Definitive Agreement

On November 23, 2011(the “Closing Date”), we entered into that certain Equity Transfer Agreement (the “Equity Transfer Agreement”) by and among (i) the Company, (ii) our variable interest entity Zhongxian Information, (iii) Shangzhi Yulong Co., Ltd., a PRC company (“Shangzhi Yulong”), and (iv) the shareholders of Shangzhi Yulong Co., Ltd., (each a “Shangzhi Yulong Shareholder”, collectively the “Shanghai Yulong Shareholders”), providing for Zhongxian Information’s acquisition of 100% of the equity interest of Shangzhi Yulong (such transaction, the “Equity Transfer”).  As a result of such Equity Transfer, Shangzhi Yulong became a wholly-owned subsidiary of our variable interest entity Zhongxian Information.

Pursuant to the Equity Transfer Agreement, the Shangzhi Yulong Shareholders transferred 100% of the equity interest of Shangzhi Yulong to Zhongxian Information, in exchange for (i) a cash payment of RMB 28,000,000 (approximately $4,390,779), and (ii) an issuance of 9,000,000 shares of the common stock of the Company. The first half of such cash payment was made prior to the Closing Date pursuant to that certain Letter of Intent with respect to the Equity Transfer, dated July 10, 2011, as amended on September 26, 2011 (the “Letter of Intent”)., and the second half of the cash payment will be made within 30 days of the Closing Date pursuant to the Equity Transfer Agreement. The Company funded the Equity Transfer with cash on hand.

Prior to the Equity Transfer and after the execution of the Letter of Intent, the prior sole shareholder of Shangzhi Yulong, Harbin JinShangjing Technology Investment Co., Ltd., a PRC company, transferred all of its equity interest in Shangzhi Yulong to Shangzhi Yulong Shareholders.

A copy of the Equity Transfer Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Equity Transfer Agreement is qualified in its entirety by reference to the full text of the Equity Transfer Agreement.

The Equity Transfer Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Equity Transfer Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Equity Transfer Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Equity Transfer Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on the Closing Date, we completed the acquisition of Shangzhi Yulong pursuant to the Equity Transfer Agreement. The disclosures in Item 1.01 of this Report regarding the Equity Transfer is incorporated herein by reference in its entirety.

Shangzhi Yulong was incorporated on December 4, 2007 under the laws of PRC. Shangzhi Yulong, located in Harbin, Heilongjiang, northeast of China, is a livestock company that engages in cows breeding and fresh milk distribution, and primarily generates its revenue from the sales of fresh milk.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the Shangzhi Yulong Shareholders in connection with the Equity Transfer were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and/or Regulation S promulgated under the Securities Act (“Regulation S”). Our reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us. Our reliance on Regulation S was based upon the representations of each Shangzhi Yulong Shareholder which included, in pertinent part, that each such  Shangzhi Yulong Shareholder was not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Shangzhi Yulong Shareholder that (i) such Shangzhi Yulong Shareholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Shangzhi Yulong Shareholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such Shangzhi Yulong Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment, and understands the various risks of an investment and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment, (iv) such Shangzhi Yulong Shareholder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about each party’s efforts to implement the business combination transaction involving the Company and Shangzhi Yulong, the benefits of the business combination transaction involving the Company and Shangzhi Yulong, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of the Company following completion of the proposed transaction; the Company’s ability to achieve the cost savings and synergies contemplated by the transaction within the expected time frame; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

The Company intends to file the audited financial statements for the year ended June 30, 2011 and 2010 for Shangzhi Shangzhi Yulong Co., Ltd. by amendment to this Current Report on Form 8-K no later than 71 calendar days after November 30, 2011.

The Company intends to file the unaudited financial statements for the three months ended September 30, 2011 and 2010 for Shangzhi Shangzhi Yulong Co., Ltd. by amendment to this Current Report on Form 8-K no later than 71 calendar days after November 30, 2011.

 (b)  Pro Forma Financial Information.

The Company intends to file the unaudited pro forma combined financial information of China Modern Agricultural Information, Inc. and its subsidiaries and variable interest entities by amendment to this Current Report on Form 8-K no later than 71 calendar days after November 30, 2011.

(d) Exhibits

Exhibit
Number	Description

2.1
Equity Transfer Agreement, dated as of November 23, 2011, among China Modern Agricultural Information, Inc., Heilongjiang Zhongxian Information Co., Ltd., Shangzhi Yulong Co., Ltd., and Shangzhi Yulong Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MODERN AGRICULTURAL INFORMATION, INC.

Date: November 30, 2011	By:	/s/ Wang Youliang
Wang Youliang
Chief Executive Officer